UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) 8 February 2013

AMARANTUS BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Commission File No.   333-148922

Delaware	26-0690857
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	identification No.)

675 Almanor Ave, Sunnydale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Prepared By:

JSBarkats, PLLC

18 East 41 st Street, 19 th Fl.

New York, NY 10017

www.JSBarkats.Com

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the possible benefits of MANF therapeutic applications and/or advantages presented by Amarantus’ PhenoGuard technology, as well as statements about expectations, plans and prospects of the development of Amarantus' new product candidates. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the risks that the anticipated benefits of the therapeutic drug candidates or discovery platforms, as well as the risks, uncertainties and assumptions relating to the development of Amarantus' new product receivable in candidates, including those identified under "Risk Factors" in Amarantus' most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in other filings Amarantus periodically makes with the SEC. Actual results may differ materially from those contemplated by these forward-looking statements Amarantus does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Section 8-Other Events

Item 8.01 Other Events

On 8 February 2013, the Board of Directors of Amarantus Bioscience, Inc. finding that it would be beneficial for the Company to form a subsidiary and license the Company’s diagnostic Intellectual Property to the subsidiary, approved a Resolution directing Amarantus’ officers to take any all steps necessary dto form the subsidiary and license the Company’s diagnostic IP to it, including the LymPro Alzheimer’s disease blood test, and the NuroPro Diagnostic Platform, including the NuroPro Parkinson’s disease blood test.

The name of the new diagnostic subsidiary will be Amarantus Diagnostics, Inc. The Company’s current President and CEO, Gerald Commissiong, will be the initial sole Director and interim CEO of the diagnostics subsidiary and the Company’s CFO, Marc Faeber, will be the interim CFO. Amarantus Diagnostics, Inc’s lead asset will be the LymPro Alzheimer’s disease blood test.

A copy of the Unanimous Consent of the Board of Directors adopting the resolution to form Amarantus Diagnostics, Inc. is attached as Exhibit 99.1 to this Form.

Section 9-Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

99.1	Unanimous Consent of the Board of Directos of Amarantus Bioscience, Inc. adopting the resolution to form a subsidiary: Amarantus Diagnostics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: 11 February 2013	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer